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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 3, 2003

                         THE YANKEE CANDLE COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                  MASSACHUSETTS
                 (State or Other Jurisdiction of Incorporation)


        002-15023                                        04 259 1416
(Commission File Number)                      (IRS Employer Identification No.)


          16 YANKEE CANDLE WAY
     SOUTH DEERFIELD, MASSACHUSETTS                         01373
(Address of Principal Executive Offices)                 (Zip Code)



                                 (413) 665-8306
                         (Registrant's telephone number,
                              including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On August 27, 2003, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (File No. 333-108079) (the "Registration Statement") filed by The Yankee Candle Company, Inc. (the "Company"), which permits Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P. (the "Selling Stockholders") to sell an aggregate of 9,317,275 shares of common stock of the Company, par value $0.01 (the "Common Stock"). The prospectus dated August 27, 2003 included in the Registration Statement is referred to as the "Prospectus."

     The Company filed with the Commission on September 4, 2003, pursuant to Rule 424(b)(3) under the Securities Act, the Prospectus, together with a supplement to the Prospectus, dated September 3, 2003 (the "Prospectus Supplement"), relating to the sale by the Selling Stockholders of 9,317,275 shares of Common Stock (the "Shares"). In connection with the filing of the Prospectus and the Prospectus Supplement with the Commission and the sale of the Shares, the Company is filing the underwriting agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1 to the Registration Statement.

     The following table sets forth the expenses expected to be incurred by the Company in connection with the registration and distribution of the Common Stock registered pursuant to the Registration Statement. All of the expenses set forth below, except for the Commission registration fee, are estimated. The Selling Stockholders will not be responsible for any such expenses.


                                                                         Amount
                                                                         ------
Securities and Exchange Commission registration fee                     $ 17,751
Printing and engraving fees and expenses                                  35,000
Legal fees and expenses                                                   75,000
Accounting fees and expenses                                              40,000
Miscellaneous expenses                                                     7,249
                                                                        --------
          Total                                                         $175,000

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.    Description
----------     -----------

1.1 Form of Underwriting Agreement by and among The Yankee Candle Company, Inc., the selling stockholders named therein and the underwriter named therein.







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 4, 2003                     THE YANKEE CANDLE COMPANY, INC.

                                            By: /s/ Robert R. Spellmen
                                                --------------------------------
                                                Robert R. Spellman
                                                Senior Vice President, Finance
                                                and Chief Financial Officer









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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

1.1 Form of Underwriting Agreement by and among The Yankee Candle Company, Inc., the selling stockholders named therein and the underwriter named therein.